UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2025

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 - 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2025, Agape ATP Corporation (the “Company”) entered into certain subscription agreements (the “Subscription Agreements”) with certain non-U.S. investors, providing for the sale and issuance of 46,000,000 shares of the Company’s common stock, par value US$0.0001 per share, for an aggregate purchase price of US$23,000,000, at a price of US$0.50 per share, payable to the Company in Renminbi at an agreed exchange rate of US$1.00 to RMB7.2501, in reliance on the registration exemptions provided under Regulation S of the Securities Act (the “Private Placement”).

Pursuant to the Subscription Agreement, the Company shall, as soon as practicable but in no event later than 45 calendar days from the date of the Subscription Agreements, prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement covering the resale of all registrable securities issued in connection with the Private Placement. The closing of the Private Placement is expected to occur within thirty (30) business days, subject to agreement otherwise between the parties. Immediately prior to the Private Placement, the Company had a total of 4,005,381 shares of common stock issued and outstanding. Immediately after the closing of the Private Placement, the Company is expected to have a total of 50,005,381 shares of common stock issued and outstanding.

The foregoing summary of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreements, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On March 5, 2025, the Company published a press release announcing the Private Placement, a copy of which is attached herein as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
10.1	Form of Subscription Agreement dated February 28, 2025.
99.1	Press Release dated March 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: March 5, 2025	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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